                                                                    Exhibit 10.3

                           SECOND AMENDED AND RESTATED
                             LAND PURCHASE AGREEMENT

                                 by and between

                  ST. REGIS MOHAWK GAMING AUTHORITY, PURCHASER

                                       and

                   MONTICELLO RACEWAY MANAGEMENT, INC., SELLER

                        ---------------------------------

                          Dated as of December 1, 2005

                        ---------------------------------

                           SECOND AMENDED AND RESTATED
                             LAND PURCHASE AGREEMENT

      SECOND AMENDED AND RESTATED LAND PURCHASE AGREEMENT, dated as of December
1, 2005, by and between the ST. REGIS MOHAWK GAMING AUTHORITY (the "AUTHORITY"
or "PURCHASER"), having an address c\o the St. Regis Mohawk Reservation, Route
37, Box 8A, Community Building, Hogansburg, New York 13655, and MONTICELLO
RACEWAY MANAGEMENT, INC. ("SELLER"), a Delaware Corporation, having an address at Route 17B, P.O. Box 5013, Monticello, New York 12701-5193 (successor in interest to Catskill Development L.L.C. ("ORIGINAL SELLER")).

      WHEREAS, Seller intends to convey (the "TRUST CONVEYANCE") certain land owned by it in fee simple located in Sullivan County, the State of New York as more particularly described on EXHIBIT A attached hereto and made a part hereof
(the "PROPERTY") to the United States of America to be held in trust for the benefit of the St. Regis Mohawk Tribe ("TRIBE"); and

      WHEREAS, the Tribe desires to use the Property to improve the economic conditions of its members and such Trust Conveyance shall directly benefit the
Tribe and its members; and

      WHEREAS, in consideration of and as a material inducement for the making of the Trust Conveyance, the Authority shall pay the Purchase Price (hereinafter defined); and

      WHEREAS, Original Seller and Purchaser entered into an Amended and
Restated Land Sale Agreement, dated July 31, 1996 (the "AMENDED AND RESTATED
AGREEMENT") pursuant to which the parties set forth their agreement and understanding regarding the conveyance of certain property located in Sullivan
County; and

      WHEREAS, Seller and Purchaser desire to amend and restate certain of the terms, provisions and conditions of the AMENDED AND RESTATED AGREEMENT and restate the terms, provisions and conditions of the AMENDED AND RESTATED
AGREEMENT in their entirety as provided herein and otherwise subject to the terms, provisions and conditions hereof.

      NOW, THEREFORE, in consideration of the foregoing and the payment of ten dollars ($10) and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

      SECTION 1.01.  DEFINITIONS.

      As used in this Agreement, the following terms shall have the meanings specified below:

                                       1

      "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control"
(including, with correlative meanings, the terms "controlling," "controlled by"
and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; PROVIDED, HOWEVER, that, for purposes of Section 5.09 only, beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control.

      "AUTHORITY" means the St. Regis Mohawk Gaming Authority.

      "BANKRUPTCY LAW" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

      "BUSINESS DAY" means any day other than a legal holiday as designated by the United States Congress or the President of the United States.

      "BUREAU OF INDIAN AFFAIRS" or "B.I.A." means the Bureau of Indian Affairs of the Department of the Interior of the United States of America.

      "CLOSING" shall have the meaning set forth in SECTION 9.01 hereof.

      "CLOSING DATE" shall have the meaning set forth in SECTION 9.01 hereof.

      "CLOSING DOCUMENTS" shall have the meaning set forth in ARTICLE 10 hereof.

      "COMPACT" means the tribal-state compact, and any amendments or modifications thereto, entered into between the Tribe and the State of New York pursuant to IGRA, or such other compact as may be substituted therefor.

      "DEFAULT" means any event that is or with the passage of time or the giving of notice or both would be a default of any obligation under this
Agreement.

      "DEVELOPER" means Monticello Raceway Development Company, L.L.C.

      "DEVELOPMENT AND CONSTRUCTION AGREEMENT" means the Second Amended and
Restated Gaming Facility Development and Construction Agreement, dated as of the date as of which this Agreement is made, among the Authority, the Tribe and the
Developer.

      "MANAGEMENT AGREEMENT" means the Second Amended and Restated Gaming
Facility Management Agreement, dated as of the date as of which this Agreement is made, among the Authority, the Tribe and the Manager.

      "MANAGER" means Monticello Casino Management, L.L.C.

      "MATERIAL ADVERSE EFFECT" shall have the meaning set forth in SECTION
5.05.

                                       2

      "PERMITTED EXCEPTIONS" means all title exceptions, defects and other matters set forth in the Title Evidence (including any violations listed therein or attached thereto) with respect to the Property a copy of which is attached hereto and made a part hereof as EXHIBIT B excluding however, those items that are marked to be deleted or omitted.

      "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

      "PROPERTY" shall have the meaning set forth in the recitals.

      "TITLE COMPANY" means Fidelity National Title Insurance Company.

      "TITLE EVIDENCE" means the Certificate and Report of Title issued by the
Title Company, dated July 23, 1996, commitment number WP950964-"C", together with all endorsements thereto.

      "TRANSFER TAXES" shall have the meaning set forth in SECTION 4.04 hereof.

      "TRIBE" means the St. Regis Mohawk Tribe, a federally recognized Indian tribe.

      "TRUST CONVEYANCE" shall have the meaning set forth in the Recitals.

      SECTION 1.02. UNDEFINED TERMS.

     All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to those terms in the Management Agreement.

      SECTION 1.03. SCHEDULES, EXHIBITS, ETC.

     References to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement; references to a
"Section" or a "subdivision" are, unless otherwise specified, to a Section or a subdivision of this Agreement.

                                   ARTICLE II.

                                 THE TRANSACTION

         SECTION 2.01. THE TRUST CONVEYANCE.

     Subject to the terms of this Agreement, Seller agrees to sell, transfer, convey and assign and Purchaser agrees to accept from Seller, Seller's right, title and interest, in and to the Property, including the buildings and improvements thereon, if any, together with all easements, rights of way, reservations, privileges, appurtenances, and other estates and rights of Seller, if any, pertaining to its interest in the Property. The Authority hereby directs and designates that the Trust Conveyance shall be made to the United States of
America, in trust for the benefit of the Tribe.

                                       3

      SECTION 2.02.  PURCHASE PRICE.

      (a) The "PURCHASE PRICE" for the Property and the various assignments incidental thereto referred to herein is Ten Dollars ($10), and other good and valuable consideration including the execution and delivery of the Management
Agreement and the Development and Construction Agreement.

      (b) Concurrently with the execution and delivery hereof Purchaser has agreed to perform certain covenants as provided herein.

                                  ARTICLE III.

                      PERMITTED EXCEPTIONS; TITLE INSURANCE

      SECTION 3.01. TITLE.

     Seller shall convey, and Purchaser, shall accept, fee simple title to the
Property, which title shall be insurable by the Title Company at regular premiums, subject only to Permitted Exceptions. Seller acknowledges that the
Permitted Exceptions are subject to review and approval by the United States of
America, Department of Interior, Bureau of Indian Affairs.

      SECTION 3.02. TITLE EVIDENCE.

     Purchaser acknowledges that it (a) has received and reviewed the Title
Evidence; (b) it approves the Permitted Exceptions; and (c) the Property shall be conveyed subject only to Permitted Exceptions.

      SECTION 3.03. TITLE ISSUES.

      (a) If any update to the Title Evidence reflects any title exceptions that are not Permitted Exceptions and that Purchaser is not required to accept (the
"NON-PERMITTED EXCEPTIONS"), Purchaser shall give written notice thereof to
Seller within five (5) Business Days of Purchaser's receipt of such update, but in no event later than the Closing Date, and Seller shall (i) forthwith undertake due diligence to eliminate any and all of the Non-Permitted Exceptions that may be removed by the payment of a liquidated sum of money not in excess of
$5,000 (the "REMOVAL AMOUNT"), in the aggregate, and (ii) remove (A) those exceptions willfully caused to be filed of record by Seller and (B) judgments against Seller and any payments required thereby. Seller shall have the right to adjourn the Closing Date, from time to time, up to thirty (30) days in the aggregate to remove/eliminate such exceptions.

      (b) In the event that there exist Non-Permitted Exceptions which Seller is not required to remove by either Purchaser pursuant to the terms of the preceding subparagraph, or the United States of America, Department of Interior,
Bureau of Indian Affairs, Purchaser shall consummate the transactions contemplated hereby subject to such additional exceptions and proceed to Closing without any reduction in the Purchase Price. Seller acknowledges that the

                                       4

Non-Permitted Exceptions are subject to review and approval by the United States of America, Department of Interior, Bureau of Indian Affairs.

      (c) If a search of the title discloses judgments, bankruptcies or other similar returns against other persons having names the same as, or similar to
Seller, Seller, on request by Purchaser or the Title Company, shall deliver to
Purchaser or the Title Company affidavits showing that such judgments, bankruptcies or other returns are not against Seller.

                                   ARTICLE IV.

                           APPORTIONMENTS AND PAYMENTS

      SECTION 4.01. APPORTIONMENTS RELATING TO THE PROPERTY. The following shall be apportioned between Seller and Purchaser on the Closing Date with respect to the Property, as of the close of business of the day immediately preceding the
Closing Date (the "APPORTIONMENT DATE"), and the Purchase Price shall be accordingly adjusted at the Closing:

            (i) insurance premiums and other fees and charges under or with respect to policies of insurance assigned to Purchaser;

            (ii) insurance proceeds received by Seller, if any, and payable to
      Purchaser pursuant to this ARTICLE 4 to the extent not applied to repair or restore the Property in accordance with the terms of this Agreement;
      and

            (iii) water rates and charges, sewer taxes and rents, electricity and other utility charges applicable to the Property.

      SECTION 4.02. TAXES AND ASSESSMENTS.

      The parties hereto acknowledge and agree that there shall be no proration of taxes (including, without limitation, real property taxes or vault taxes), and all such taxes paid by, or on behalf of, Seller shall be payable as provided in SECTION 5.4 of the Development and Construction Agreement as carrying costs thereunder.

      SECTION 4.03. TAX REFUNDS.

      To the extent that any refund of real property taxes, assessments, water rates and charges or sewer taxes and rents are made after the Closing Date and is applicable to a period before the Closing Date, such refund shall be payable to Seller or returned by Purchaser to Seller, subject to the reasonable PRO RATA costs incurred in obtaining same.

      SECTION 4.04. TRANSFER AND RECORDING TAXES.

      (a) Seller shall be responsible (either by payment or exemption) for any real property transfer taxes, transfer gains taxes, and other similar taxes and fees imposed on Seller by the State of New York, or any other applicable county

                                       5

or municipality in which the Property is located in connection with the Trust
Conveyance (collectively, the "TRANSFER TAXES").

         (b) On the Closing Date, Purchaser and Seller shall deliver to the
Title Company the returns, questionnaires, certificates, affidavits and other documents required in connection with the payment or exception of any Transfer
Taxes, and other similar taxes and fees imposed by the state, county or municipality in which the Property is located in connection with the transactions contemplated hereby (collectively, the "RE TAX RETURNS").

      SECTION 4.05. TITLE CHARGES.

     Seller shall pay the cost of all title insurance premiums and the cost(s)
of recording or filing the deed effectuating the Trust Conveyance.

                                   ARTICLE V.

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

      SECTION 5.01. ORGANIZATION; GOOD STANDING; NO SUBSIDIARIES.

      The Purchaser is duly organized and validly existing as an instrumentality of the Tribe and has all requisite power and authority to carry on its business as it is being conducted. The Purchaser has no Subsidiaries.

      SECTION 5.02. POWER AND AUTHORITY.

      The Purchaser has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

      SECTION 5.03. DUE AUTHORIZATION OF THIS AGREEMENT.

      This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and is the legally valid and binding agreement of the
Purchaser, enforceable against it in accordance with its terms.

      SECTION 5.04. NO VIOLATIONS.

      The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the performance by the Purchaser of its obligations hereunder do not and will not conflict with or violate any law, rule, judgment, regulation, order, writ, injunction or decree of any court or governmental entity having jurisdiction over the Purchaser or the Tribe, or to which the Authority or the Tribe is bound by, or breach any provisions of, or constitute a default under, any contract, agreement, instrument or obligation to which the Purchaser or the Tribe is bound.

                                       6

      SECTION 5.05. NO LITIGATION.

      There is (a) no action, suit, proceeding or investigation before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or to the Purchaser's knowledge, threatened to which the Purchaser or the Tribe is or may be a party or to which the business or property of the
Purchaser or the Tribe is or may be subject, (b) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body or (c) no injunction, restraining order or order of any nature by a federal, state or tribal court or foreign court of competent jurisdiction to which the Purchaser or the Tribe is or may be subject or which their respective business, assets, or property is or may be subject, has been issued that, in the case of clauses (a), (b) and (c)
above, (i) might, singularly or in the aggregate, result in a material adverse effect on the assets, liabilities, business, results of operations, condition
(financial or otherwise), cash flows, affairs or prospects of the Purchaser or the Tribe, or (ii) in any manner draw into question the validity of this
Agreement (any of the events set forth in clauses (i) or (ii) a "MATERIAL
ADVERSE EFFECT").

      SECTION 5.06. NO GOVERNMENTAL ACTION.

      No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency that prevents the
Trust Conveyance; no injunction, restraining order or order of any nature by a federal, state, tribal or municipal court or any governmental authority or agency or any other tribunal of competent jurisdiction has been issued that prevents the Trust Conveyance.

      SECTION 5.07. FULL DISCLOSURE.

      All of the factual information heretofore or contemporaneously furnished by or on behalf of the Purchaser and the Tribe in writing to Seller is, in its entirety, correct and accurate in all material respects and is not incomplete by omitting to state any fact necessary to make such information not misleading in light of the circumstances under which such information was provided to Seller.
There is no fact or liability known to the Purchaser which could reasonably be expected to have a Material Adverse Effect which has not been disclosed herein or in such other documents, certificates and statements furnished to Seller or its counsel.

                                   ARTICLE VI.

                    REPRESENTATIONS AND WARRANTIES OF SELLER

      SECTION 6.01. ORGANIZATION; GOOD STANDING.

      Seller is duly incorporated and validly existing under the laws of the
State of Delaware as a corporation and has all requisite power and authority to carry on its business as it is currently being conducted.

      SECTION 6.02. POWER AND AUTHORITY.

      Seller has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

                                       7

      SECTION 6.03. BINDING AGREEMENT.

      This Agreement has been duly and validly authorized, executed and delivered by the Seller and is the legally valid and binding agreement of the
Seller, enforceable against it in accordance with its terms.

      SECTION 6.04. NO VIOLATIONS.

      The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the performance by Seller of its obligations hereunder do not and will not conflict with or violate any law, rule, judgment, regulation, order, writ, injunction or decree of any court or governmental entity having jurisdiction over Seller or any of the parties comprising Seller, or to which Seller or any of the parties comprising Seller is bound by, or breach any provisions of, or constitute a default under, any contract, agreement, instrument or obligation to which Seller or any of the parties comprising Seller is a party or by which any of them is bound.

      SECTION 6.05. TAXES.

      All tax returns required to be filed, and other filings required to be made by Seller have been so filed. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. To the knowledge of the Seller, there are no material proposed additional tax assessments against the Seller, or its assets or properties.

      SECTION 6.06. PARTIES IN POSSESSION.

      To Seller's knowledge, without investigation, there are no parties with any rights of possession in the Property, except as to grantees of the Permitted
Exceptions.

      SECTION 6.07. VIOLATIONS.

      To Seller's knowledge, without investigation, no written notices of violation of any law or municipal ordinances or of federal, state, county or municipal or other governmental agency regulations, orders or requirements relating to the Property have been entered against the Property or received by
Seller.

      SECTION 6.08. LITIGATION.

      There is (a) no action, suit, proceeding or investigation before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or to the Seller's knowledge, threatened to which the Seller is or may be a party or to which the business or property of the Seller is or may be subject, (b) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body or (c) no injunction, restraining order or order of any nature by a federal, state or tribal court or foreign court of competent jurisdiction

                                       8

to which the Seller is, or may be subject or which its business, assets or property is or may be subject, has been issued that, in the case of clauses (a),
(b), and (c) above, (i) might singularly or in the aggregate, result in a material adverse effect on the assets, liabilities, business, results of operations, conditions (financial or otherwise), cash flows or affairs of the
Seller, or (ii) in any manner draw into question the validity of this Agreement.

      SECTION 6.09. OTHER CONTRACTS.

      The execution and delivery of this Agreement, the consummation of the transactions herein contemplated, and compliance with the terms of this
Agreement will not conflict with, or, with or without notice or the passage of time, result in a breach of, any of the terms or provisions of, or constitute a default under, any instrument to which Seller is a party or by which Seller or the Property is bound, or any applicable regulation of any governmental agency, or judgment, order or decree of any court having jurisdiction over Seller or its properties.

                                  ARTICLE VII.

                              REAL ESTATE COVENANTS

      The Purchaser and Seller covenant as follows:

      SECTION 7.01. MAINTENANCE OF THE PROPERTY.

      Seller shall cause the Property to be maintained and operated in good condition and repair (reasonable wear, tear and casualty excepted) including, the maintenance of existing casualty and liability insurance with respect to the
Property in coverages and amounts in accordance with commercially reasonably prudent standards and shall not sell, encumber or otherwise dispose of all or any portion of the Property or any material items of personalty unless replaced with an item of similar quality, utility and value or except in the ordinary course of business.

      SECTION 7.02. CASUALTY.

      If on or prior to the Closing Date, all or any portion of the Property shall be damaged by any casualty, the parties hereto shall not be relieved of its obligations under this Agreement, including the obligation to consummate the
Trust Conveyance and any and all net insurance proceeds payable as a result of such casualty shall be used (a) to restore or repair such damaged property to the extent necessary so as not to cause or remain a dangerous or life threatening condition and (b) to restore the improvements which are intended to be used in common by the parties hereto pursuant to any other agreements executed in connection with the transactions contemplated by the Trust
Conveyance or related thereto. Seller shall be responsible for repairing or restoring any portion of the Property damaged by any casualty that occurs on or prior to the Closing Date as aforesaid and Seller shall be entitled to receive all excess insurance proceeds after such restoration in connection with such casualty.

                                       9

      SECTION 7.03. RECORDING.

      Purchaser agrees that it has no right to and shall not put, or cause to be put, of record, this Agreement or a memorandum or other writing thereof without the prior written consent of Seller which consent may be granted or withheld in
Seller's sole discretion.

      SECTION 7.04. NOT AN OFFER.

      The parties hereto acknowledge and agree that this Agreement is not an offer of the Property from Seller to Purchaser. This Agreement is offered for signature by Purchaser and it is understood that this Agreement shall not be binding upon Seller or Purchaser unless and until Seller and Purchaser shall each have executed and unconditionally delivered a fully executed copy of this
Agreement to the other.

                                  ARTICLE VIII.

                           COVENANTS OF THE AUTHORITY

      From the date hereof until the Trust Conveyance, the Authority covenants as follows:

      SECTION 8.01. BIA FILING.

      The Authority shall use its reasonable best efforts to cause this
Agreement together with any other documents necessary to effectuate the Transfer to be filed with the B.I.A.

      SECTION 8.02. BIA APPROVAL.

      The Authority shall (and shall cause the Tribe to) cooperate with Seller and any of its Affiliates and use Authority's reasonable best efforts in good faith to assist in obtaining the approval of the B.I.A. of the Trust Conveyance and any other documents or transactions related thereto.

      SECTION 8.03. EXISTENCE OF THE AUTHORITY.

      The Authority shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its existence in accordance with the respective organizational, statutory, constitutional or legal documents (as the same may be amended from time to time) of the Authority or the Tribe and
(ii) the rights (charter and statutory), licenses and franchises of the
Authority.

      SECTION 8.04. USE OF PROCEEDS.

      The Authority shall use the net proceeds from the sale of the Senior
Secured Notes (as defined in the Development Agreement) only for the acquisition, construction, development and operation of the Project and any other use permitted under the Senior Secured Note Indenture and to pay all fees and expenses in connection therewith. The Authority shall cause the net proceeds

                                       10

from the sale of the Senior Secured Notes to be deposited into an escrow account as provided in the Disbursement and Escrow Agreement (as defined in the
Development Agreement) and to be disbursed only in accordance with the
Disbursement and Escrow Agreement.

                                   ARTICLE IX.

                                     CLOSING

      SECTION 9.01. CLOSING DATE.

      The consummation of the transactions contemplated by this Agreement (the
"CLOSING") shall take place upon ten (10) days' notice from Purchaser to Seller on a date that shall be not later than June 30, 2006, as to which date, TIME
SHALL BE OF THE ESSENCE with respect to Purchaser. Such date, or any other date to which the Closing may be adjourned by Seller (in no event shall Seller have the right to extend the Closing past December 31, 2006, as to which date, TIME
SHALL BE OF THE ESSENCE), is referred to herein as the "CLOSING DATE". The
Closing shall be held at the offices of Seller's attorneys, Latham & Watkins
LLP, 885 Third Avenue, New York, New York 10022.

      SECTION 9.02. SELLER'S CONDITIONS TO CLOSING.

      Seller's obligation to transfer the Property is subject to the fulfillment to Seller's reasonable satisfaction, prior to or at the Closing, of the following conditions:

      (a) All of the representations and warranties of the Purchaser contained in this Agreement shall be true and correct on the date hereof and on the
Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively, except that any representations and warranties that relate solely to a particular date or period shall be true and correct as of such date or period.

      (b) Purchaser shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and at the time of the Closing no Default shall have occurred and be continuing.

      (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, have a Material Adverse Effect; no action, suit, proceeding or investigation shall have been commenced and be pending against or affecting or, to the knowledge of the Purchaser threatened against, the Purchaser before any court or governmental agency, body or administrative agency or authority that, if adversely determined, might result in a Material
Adverse Effect; and no stop order shall have been issued preventing the Trust
Conveyance or which might have a Material Adverse Effect.

      (d) Seller shall have received certificates, dated the Closing Date, signed by two members of the Management Board confirming, as of the Closing
Date, the matters set forth in paragraphs (a), (b) and (c) of this SECTION 9.02.

                                       11

      (e) Seller shall have received on the Closing Date the opinion
(satisfactory to Seller and Seller's counsel), dated the Closing Date of Hobbs,
Straus, Dean & Walker, LLP, counsel for the Authority, addressed to Seller, to the effect that:

            (i) The Purchaser is validly existing as an instrumentality of the
      Tribe and has all requisite power and authority to carry on its business as it is being conducted and as it is proposed to be conducted.

            (ii) The Purchaser has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby, including, without limitation, the payment of the Purchase Price.

            (iii) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and is the legally valid and binding agreement of the Purchaser enforceable against it in accordance with its terms, except as rights of indemnity may be limited by state and federal securities laws, and except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

      (f) At the Closing, Purchaser shall have executed and delivered the
Closing Documents to Seller or the Title Company together with such other documents and instruments as the Title Company or Seller may reasonably request to effectuate the Transfer.

      (g) Contemporaneously with the Closing, the financing transactions evidenced by the Senior Secured Notes (as defined in the Management Agreement)
shall be consummated and all documents necessary and incidental thereto shall be executed and delivered by the appropriate parties.

      (h) At the Closing, Purchaser shall have executed and delivered the
Management Agreement and the Development and Construction Agreement, and the
Chairman of the National Indian Gaming Commission ("NIGC") shall have approved the Management Agreement, or shall approve it contemporaneously with the
Closing.

      (i) At the Closing, Purchaser shall have executed and delivered a resolution substantially in the form of the resolution attached hereto as
EXHIBIT C, and a certificate, dated the Closing Date, signed by two members of the Management Board confirming, as of the Closing Date, that such resolution was validly adopted by the Management Board, and has not been rescinded, amended, or repealed.

      (j) At the Closing, the Tribal Council of the Tribe shall have executed, and Purchaser shall have delivered, a resolution substantially in the form of the resolution attached hereto as EXHIBIT D, and a certificate, dated the
Closing Date, signed by two members of the Tribal Council confirming, as of the
Closing Date, that such resolution was validly adopted by the Tribal Council, and has not been rescinded, amended, or repealed.

                                       12

      SECTION 9.03. PURCHASER'S CONDITIONS TO CLOSING.

      Purchaser's obligation to purchase the Property is subject to the fulfillment prior to, or at the Closing of the following conditions:

      (a) All of the representations and warranties of the Seller contained in this Agreement shall be true and correct on the date hereof and on the Closing
Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively, except that any representations and warranties that relate solely to a particular date or period shall be true and correct as of such date or period.

      (b) The Seller shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and at the time of the Closing no Default shall have occurred and be continuing.

      (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, have a Material Adverse Effect; no action, suit, proceeding or investigation shall have been commenced and be pending against or affecting or, to the knowledge of the Seller threatened against, the
Seller before any court or governmental agency, body or administrative agency or authority that, if adversely determined, might result in a Material Adverse
Effect; and no stop order shall have been issued preventing the Trust Conveyance or which might have a Material Adverse Effect.

      (d) Purchaser shall have received certificates, dated the Closing Date, signed by the manager or other authorized party of Seller confirming, as of the
Closing Date, the matters set forth in paragraphs (a), (b) and (c) of this
SECTION 9.03.

      (e) At the Closing, Seller shall have executed and delivered the Closing
Documents to Purchaser or the Title Company together with such other documents and instruments as the Title Company or Purchaser may reasonably request to effectuate the Trust Conveyance.

      (f) Contemporaneously with the Closing, the financing transactions evidenced by the Senior Secured Notes (as defined in the Management Agreement)
shall be consummated and all documents necessary and incidental thereto shall be executed and delivered by the appropriate parties.

                                   ARTICLE X.

                                CLOSING DOCUMENTS

      SECTION 10.01. CLOSING.

      (a) At the Closing, contemporaneously with Purchaser's delivery to Seller of all of the Closing Documents required to be delivered by Purchaser hereunder,
Seller shall deliver or cause to be delivered to Purchaser, duly executed by

                                       13

Seller in recordable form, where applicable (the documents described in this
SECTION 10.01 and all other documents required to be delivered hereunder are referred to collectively as the "CLOSING DOCUMENTS"), those Closing Documents to be delivered by Seller as set forth on SCHEDULE 1 attached hereto and made a part hereof.

      (b) At the Closing, contemporaneously with Seller's delivery to Purchaser of all of the Closing Documents required to be delivered by Seller hereunder,
Purchaser shall deliver or cause to be delivered to Seller those Closing
Documents to be delivered by Purchaser duly executed by Purchaser in recordable form, where applicable, as set forth on SCHEDULE 2 attached hereto and made a part hereof.

      SECTION 10.02. FURTHER ASSURANCES.

      Seller and Buyer each agree, at any time and from time to time at or after the Closing, to execute, acknowledge where appropriate, and deliver or cause to be executed, acknowledged and delivered such further instruments and documents and to take such other action as the other of them or the Title Company may reasonably request to carry out the intents and purposes of this Agreement. The provisions of this SECTION 10.02 shall survive the Closing.

                                   ARTICLE XI.

                                     BROKERS

      Seller and Purchaser each represent and warrant to the other that it has not dealt with any broker or agent in connection with the transaction contemplated by this Agreement. Purchaser hereby indemnifies Seller and Seller's
Affiliates and holds Seller and Seller's Affiliates harmless from and against any and all claims for commission, fee or other compensation by any Person, who shall claim to have dealt with Purchaser or any of Purchaser's Affiliates in connection with this Agreement and for any and all costs incurred by Seller and
Seller's Affiliates in connection with such claims, including reasonable attorneys' fees and disbursements. Seller hereby indemnifies Purchaser and
Purchaser's Affiliates and holds Purchaser and Purchaser's Affiliates harmless from and against any and all claims for commission, fee or other compensation by any Person who shall claim to have dealt with Seller or any of Seller's
Affiliates in connection with this Agreement and for any and all costs incurred by Purchaser in connection with such claims, including reasonable attorneys'
fees and disbursements. The provisions of this ARTICLE 11 shall survive the
Closing or the earlier termination of this Agreement.

                                  ARTICLE XII.

                               DEFAULTS; REMEDIES

      SECTION 12.01. PURCHASER'S DEFAULT.

      If Seller shall have performed all of its obligations under this Agreement and all conditions to Purchaser's obligation to proceed with the Closing shall have been satisfied or waived, and if Purchaser shall (a) fail or refuse to close as required by the terms of this Agreement, or (b) otherwise be in default hereunder, the parties hereto agree that the damages that Seller would sustain

                                       14

as a result thereof would be substantial, and would be difficult to ascertain.
Accordingly, the parties hereto agree that in the event of such default, failure or refusal by Purchaser, Seller's sole remedy shall be to seek specific enforcement by Purchaser of its obligations under this Agreement.

      SECTION 12.02. SELLER'S DEFAULT.

      If Purchaser shall have performed all of its obligations under this
Agreement and all conditions to Seller's obligation to proceed with the Closing shall have been satisfied or waived, and if Seller shall (a) fail or refuse to close as required by the terms of this Agreement or (b) otherwise be in default hereunder, which default shall continue unremedied for five (5) Business Days after notice from Purchaser thereof, then Purchaser shall be entitled to seek specific performance by Seller of its obligations under this Agreement.
Purchaser expressly agrees however that Purchaser shall not have the right to seek to recover any direct or indirect, consequential, actual or punitive damages, or any similar additional sums or amounts by reason of such failure or refusal.

                                  ARTICLE XIII.

                           AS-IS; WHERE-IS; DISCLAIMER

      SECTION 13.01. AS-IS: WHERE-IS: DISCLAIMER.

      (a) PURCHASER ACKNOWLEDGES AND REALIZES THE NATURE OF THIS TRANSACTION,
UNDERSTANDS AND IS FREELY TAKING ALL RISKS, IF ANY, INVOLVED IN CONNECTION WITH
THIS TRANSACTION AND ACKNOWLEDGES THAT THE SAME IS REFLECTED IN THE PURCHASE
PRICE AND THE TERMS UPON WHICH SELLER IS WILLING TO TRANSFER THE PROPERTY.

      (b) EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, INCLUDING
MATERIAL ADVERSE CHANGES, THE PROPERTY IS BEING SOLD BY SELLER AND PURCHASER
AGREES TO ACCEPT THE PROPERTY "AS-IS" AND "WHERE-IS", IN ITS CONDITION ON THE
DATE HEREOF. PURCHASER ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT (I) PURCHASER
HAS HAD AN OPPORTUNITY TO MAKE AN INDEPENDENT INVESTIGATION AND EXAMINATION OF
THE PROPERTY (AND ALL MATTERS RELATED THERETO), AND TO BECOME FULLY FAMILIAR
WITH THE PHYSICAL CONDITION OF THE PROPERTY, AND (II) SELLER AND SELLER-RELATED
PARTIES HAVE NOT MADE AND SHALL NOT MAKE ANY VERBAL OR WRITTEN REPRESENTATIONS,
WARRANTIES OR STATEMENTS OF ANY NATURE OR KIND WHATSOEVER TO PURCHASER, WHETHER
EXPRESS OR IMPLIED, WITH RESPECT TO THE ABOVE, AND, IN PARTICULAR, EXCEPT AS
EXPRESSLY SET FORTH HEREIN, NO REPRESENTATIONS OR WARRANTIES HAVE BEEN MADE OR
SHALL BE MADE WITH RESPECT TO (A) THE PHYSICAL CONDITION OR OPERATION OF THE

                                       15

PROPERTY, INCLUDING THE EXISTENCE OF ANY ENVIRONMENTAL HAZARDS OR CONDITIONS
THEREON (INCLUDING THE PRESENCE OF ASBESTOS OR ASBESTOS-CONTAINING MATERIALS OR
THE RELEASE OR THREATENED RELEASE OF HAZARDOUS SUBSTANCES), (B) THE REVENUES OR
EXPENSES OF THE PROPERTY, (C) THE ZONING AND OTHER LEGAL REQUIREMENTS APPLICABLE
TO THE PROPERTY OR THE COMPLIANCE OF THE PROPERTY THEREWITH, (D) SUBJECT TO THE
WARRANTIES SET FORTH IN THE DEED TO BE DELIVERED BY SELLER, THE NATURE AND
EXTENT OF ANY MATTER AFFECTING TITLE TO THE PROPERTY OR TO ANY PERSONALTY, (E)
THE QUANTITY, QUALITY, OR CONDITION OF THE PERSONALTY, OR (F) ANY OTHER MATTER
OR THING AFFECTING OR RELATING TO THE PROPERTY, OR ANY PORTION THEREOF, THE
INTERESTS THEREIN TO BE CONVEYED TO PURCHASER PURSUANT TO THE TERMS OR THE
TRANSACTIONS CONTEMPLATED HEREBY.

      (c) EXCEPT AS SET FORTH HEREIN, SELLER HEREBY SPECIFICALLY DISCLAIMS ANY
WARRANTY, GUARANTY, ORAL OR WRITTEN, EXPRESS OR IMPLIED OR ARISING BY OPERATION
OF LAW OR OTHERWISE, WITH RESPECT TO THE MATTERS REFERRED TO IN THIS SECTION AND
ANY WARRANTY OF CONDITION, HABITABILITY, MERCHANTABILITY OR FITNESS FOR A
PARTICULAR PURPOSE, IN RESPECT TO THE PROPERTY. PURCHASER DECLARES AND
ACKNOWLEDGES THAT THIS EXPRESS DISCLAIMER SHALL BE CONSIDERED A MATERIAL AND
INTEGRAL PART OF THE TRANSFER AND IS REFLECTED IN THE CONSIDERATION GIVEN BY
PURCHASER HEREUNDER, AND AS AN INDUCEMENT FOR SELLER TO PROCEED WITH THIS
TRANSACTION, PURCHASER FURTHER DECLARES AND ACKNOWLEDGES THAT THIS DISCLAIMER
HAS BEEN BROUGHT TO THE ATTENTION OF PURCHASER AND EXPLAINED IN DETAIL AND THAT
PURCHASER HAS VOLUNTARILY AND KNOWINGLY CONSENTED THERETO. THE PROVISIONS OF
THIS ARTICLE THIRTEEN SHALL SURVIVE THE CLOSING DATE.

                                  ARTICLE XIV.

                                  MISCELLANEOUS

      SECTION 14.01. REASONABLENESS. Whenever the consent or approval of any party under this Agreement is required, such consent or approval shall not be unreasonably withheld, unless specifically provided otherwise. Further, whenever any provision of this agreement requires the exercise of "reasonable" consent, judgment, efforts, best efforts or "commercially prudent" efforts the standard for such reasonableness of commercial prudence shall be conduct consistent with the actions of a prudent commercial business person or prudent commercial owner.

                                       16

      SECTION 14.02. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; SEVERABILITY.

      All representations and warranties contained in this Agreement or made in writing by or on behalf of the Purchaser in connection with the transactions contemplated by this Agreement shall survive, for the duration of any statutes of limitation applicable thereto, the execution and delivery of this Agreement or any investigation at any time made by Seller or on Seller's behalf. All statements contained in any certificate or other instrument delivered by or on behalf of the Purchaser pursuant to this Agreement or in connection with the transactions contemplated by this Agreement shall be deemed representations and warranties of the Purchaser under this Agreement. Any provision of this
Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

      SECTION 14.03. ENTIRE AGREEMENT; AMENDMENT AND WAIVER.

      This Agreement contains the entire understanding between the parties with respect to the subject matter hereof. This Agreement shall not be altered or otherwise amended except pursuant to an instrument in writing executed and delivered on behalf of Seller and Purchaser.

      SECTION 14.04. NOTICES, ETC.

      Except as otherwise provided in this Agreement, any notice, waiver, consent or other communication required or permitted hereunder shall be in writing and shall be delivered personally (including delivery by a nationally recognized courier service), by pre-paid telegram or by pre-paid registered or certified mail, return receipt requested, addressed (a) if to Seller, at such address as Seller shall have furnished to Purchaser in writing, with a copy to
Latham & Watkins LLP, 885 Third Avenue, New York, New York 10022, Attention:
James I. Hisiger, Esq., or (b) if to the Purchaser, at the address of its principal executive offices, to the attention of the authorized representative executing this Agreement, or at such other address, or to the attention of such other officer, as the Purchaser shall have furnished to Seller, with a copy to
Hobbs, Straus, Dean & Walker, 2120 L Street, N.W., Suite 700, Washington, D.C.
20037, Attention: Michael Roy, Esq.

      Notice hereunder shall be deemed to have been received and be effective for all purposes hereunder (a) if given by pre-paid certified or registered mail, return receipt requested, on the fifth (5th) Business Day after mailing
(b) if given by hand delivery, the day of delivery with signed receipt or (c) if given by any other means, when delivered at the address specified in this
Section with signed receipt. The address of any party hereto may be changed by a notice in writing given in accordance with the provisions hereof.

      SECTION 14.05. SUCCESSORS AND ASSIGNS.

      Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants and agreements of the Purchaser and Seller in this Agreement shall bind their respective successors and assigns. The Purchaser may not assign or transfer its rights or obligations hereunder without the prior written consent of Seller.

                                       17

      SECTION 14.06. DESCRIPTIVE HEADINGS.

      The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

      SECTION 14.07. NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND
STOCKHOLDERS.

      Neither the Tribe, nor any officer, office holder, agent, representative employee, member of the Purchaser or the Tribe, as such, shall have any personal liability for any obligations of the Purchaser under this Agreement or, for any claim based on, in respect of, or by reason of, such obligations or their creation.

      SECTION 14.08. GOVERNING LAW.

      THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO
CONSTRUE THIS AGREEMENT (EXCEPT TO THE EXTENT FEDERAL LAW PREEMPTS NEW YORK
LAW).

      SECTION 14.09. JUDICIAL PROCEEDINGS; WAIVER OF JURY.

      Any judicial proceeding brought against either party hereto may be brought in any court of competent jurisdiction in the State of New York or of the United
States of America for the State of New York and, by execution and delivery of this Agreement, each such party (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement, subject to any rights of appeal, and (b) irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum. Each party hereto hereby waives personal service of process and consent that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of SECTION 14.04, and service so made shall be deemed completed on the third Business Day after such service is deposited in the mail. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY
JUDICIAL PROCEEDING INVOLVING, DIRECTLY, OR INDIRECTLY, ANY MATTER (WHETHER
SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO,
OR CONNECTED WITH THIS AGREEMENT.

      SECTION 14.10. DISPUTE RESOLUTION AND CONSENT TO SUIT.

      The Purchaser does hereby consent to the enforcement and execution of any judgment, whether obtained as a result of judicial, administrative, or arbitrational proceedings, against any assets of the Purchaser. Subject to the foregoing, the Purchaser does hereby waive its sovereign immunity from unconsented suit, whether such suit be brought in law or in equity, or in administrative proceedings or proceedings in arbitration, to permit the commencement, maintenance, and enforcement of any action, by any person with standing to maintain an action, to interpret or enforce the terms of this
Agreement, and to enforce and execute any judgment resulting therefrom against

                                       18

the Purchaser or the assets of the Purchaser. Notwithstanding any other provision of law or canon of construction, the Purchaser intends this waiver to be interpreted liberally to permit the full litigation of disputes arising under or out of this Agreement. Without limiting the generality of the foregoing,
Purchaser waives its immunity from unconsented suit to permit the maintenance of the following actions:

      (a) COURTS. The Purchaser waives its immunity from unconsented suit to permit any court of competent jurisdiction to (i) enforce and interpret the terms of this Agreement; (ii) determine whether any consent or approval of the
Purchaser has been improperly granted or unreasonably withheld; (iii) enforce any judgment prohibiting the Purchaser to take any action, including a judgment compelling the Purchaser to submit to binding arbitration; and (iv) adjudicate any claim under the Indian Civil Rights Act of 1968. 25 U.S.C. ss. 1302 (1944).

      (b) ARBITRATION. The Purchaser waives its immunity from unconsented suit to permit arbitrators, appointed and acting under the commercial arbitration rules of the American Arbitration Association pursuant to the Expedited
Procedures provisions (Rule 53 through 57 in the current edition), to (i)
enforce and interpret the terms of this Agreement; (ii) determine whether any consent or approval of the Purchaser has been unreasonably withheld; and (iii)
enforce any judgment prohibiting the Purchaser from taking any action, including a judgment compelling the Purchaser to submit to binding arbitration.

      SECTION 14.11. COUNTERPARTS.

      This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                     SIGNATURES COMMENCE ON FOLLOWING PAGE.

                                       19

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

ST. REGIS MOHAWK GAMING                 MONTICELLO RACEWAY
AUTHORITY                               MANAGEMENT, INC. By:

By: /s/ Barbara A. Lazore                     Name: /s/ David P. Hanlon
    -----------------------------             ----------------------------------
    Barbara A. Lazore, Member                 Authorized Signatory
    Management Board                          Authorized Signatory

By: /s/ James W. Ransom
    -----------------------------
    James W. Ransom, Member
    Management Board

By: /s/ Lorraine White
    -----------------------------
    Lorraine White, Member
    Management Board

                                       20

                                    EXHIBIT A
                                    ---------

                                    Property

                                    EXHIBIT B
                                    ---------

                              Permitted Exceptions

                                    EXHIBIT C
                                    ---------

                                  RESOLUTION OF
                                  -------------
                     THE SAINT REGIS MOHAWK GAMING AUTHORITY
                     ---------------------------------------

      WHEREAS, The Saint Regis Mohawk Tribe ("the Tribe") is a federally recognized Indian tribe eligible for the special programs and services provided by the United States to Indians because of their status as Indians and is recognized as possessing powers of self-government;

      WHEREAS, the Tribal Council of the Tribe is the duly recognized governing body of the Tribe and is a federally-recognized Indian tribal government;

      WHEREAS, the Tribe intends to acquire lands in the State of New York which the United States government will hold in trust for the benefit of the Tribe
("Gaming Property") over which the Tribe possesses sovereign governmental powers;

      WHEREAS, the Tribe has established the St. Regis Mohawk Gaming Authority, an instrumentality of the Tribe, to which the Tribe has assigned its authority over the development and conduct of gaming on the land in Monticello, New York, to be conveyed to the United States in trust for the Tribe, including the authority to enter into agreements for the financing, development, construction and operation of a casino on such land; and

      WHEREAS, the Gaming Property is subject to a Declaration of Covenants,
Conditions and Restrictions made as of December 1, 2005 ("Declaration"); and

      WHEREAS, the Declaration provides that all disputes between the Owners of the Lots (as such capitalized terms are defined in the Declaration) are to be resolved by arbitration; and

      WHEREAS, the Authority, as a tribal instrumentality, is immune to suit, except insofar as it consents to be sued; and

      WHEREAS, the execution and delivery of this resolution waiving the
Authority's immunity subject to the terms contained herein is a condition precedent to the transfer of the Gaming Property to the Tribe;

NOW, THEREFORE, BE IT RESOLVED,

      1. That the capitalized terms used herein and not defined herein shall have the meanings given them in the Declaration.

      2. That the Authority waives its immunity as follows:

      A. The Authority expressly waives its sovereign immunity for the purpose of permitting or compelling arbitration as provided in Article 6 of the
         Declaration, and to be sued in any court of competent jurisdiction by any Owner for the purpose of compelling arbitration or enforcing any arbitration award or judgment arising out of the Declaration.

                                       1

      B. The waiver of immunity from suit in this resolution is specifically limited to the following actions and judicial remedies:

            1. DAMAGES. The enforcement of an award of money damages by arbitration; provided that the Arbitrator(s) and/or the court shall have no authority or jurisdiction to order execution against any assets or revenues of the Authority and may execute only as to the
            Authority against undistributed or future net revenues of the Gaming
            Enterprise. In no instance shall any enforcement of any kind whatsoever be allowed against any assets of the Tribe or the
            Authority other than the limited assets of the Authority specified in this Paragraph.

            2. CONSENTS AND APPROVALS. The enforcement of a determination by the
            Arbitrator(s) that the Authority's consent or approval has been unreasonably withheld contrary to the terms of the Declaration.

            3. INJUNCTIVE RELIEF AND SPECIFIC PERFORMANCE. The enforcement of a determination by the Arbitrator(s) that prohibits the Authority from taking any action that would prevent the Owner of the Track Property from exercising its rights pursuant to the Declaration, or that requires the Authority to specifically perform any obligation under the Declaration (other than an obligation to pay money which is provided for in paragraph 1 above), provided that the Arbitrator(s)
            and/or the court may not require the Authority to take or modify any governmental legislative decision or governmental legislative action, and may not prohibit the Authority from taking any governmental legislative decision or governmental legislative action.

            4. ACTION TO COMPEL ARBITRATION. An action to compel arbitration pursuant to Article 6 of the Declaration.

      C. LIMITATION OF LIABILITY.

      Neither the Tribe nor any officer, office-holder, employee, agent, representative or member of the Tribe or the Authority, as such, shall have any personal liability for obligations of the Authority under the Declaration or for any claim based on, in respect of, or by reason of, the Declaration.

      3. That this resolution is enacted for the benefit of the Owner of the
Catskill Property.

      4. That this resolution may not be rescinded or repealed as long as the
Tribe owns the Casino Property, and the Declaration is in effect.

                                       2

                                  CERTIFICATION
                                  -------------

      The foregoing resolution was enacted by the Management Board of the Saint
Regis Mohawk Gaming Authority on the ____ day of __________, 2006, by vote of
__-__.

-----------------------     -----------------------     -----------------------
James W. Ransom             Lorraine White              Barbara Lazore
Member, Management Board    Member, Management Board    Member, Management Board

                                       3

                                    EXHIBIT D

                                  RESOLUTION OF
                                  -------------
                          THE SAINT REGIS MOHAWK TRIBE
                          ----------------------------

      WHEREAS, The Saint Regis Mohawk Tribe ("the Tribe") is a federally recognized Indian tribe eligible for the special programs and services provided by the United States to Indians because of their status as Indians and is recognized as possessing powers of self-government;

      WHEREAS, the Tribal Council of the Tribe is the duly recognized governing body of the Tribe and is a federally-recognized Indian tribal government;

      WHEREAS, the Tribe intends to acquire lands in the State of New York which the United States government will hold in trust for the benefit of the Tribe
("Gaming Property") over which the Tribe possesses sovereign governmental powers;

      WHEREAS, the Tribe has established the St. Regis Mohawk Gaming Authority, an instrumentality of the Tribe, to which the Tribe has assigned its authority over the development and conduct of gaming on the land in Monticello, New York, to be conveyed to the United States in trust for the Tribe, including the authority to enter into agreements for the financing, development, construction and operation of a casino on such land; and

      WHEREAS, the Gaming Property is subject to a Declaration of Covenants,
Conditions and Restrictions made as of December 1, 2005 ("Declaration"); and

      WHEREAS, the Declaration provides that all disputes between the Owners of the Lots (as such capitalized terms are defined in the Declaration) are to be resolved by arbitration; and

      WHEREAS, the Tribe is immune to suit, except insofar as it consents to be sued; and

      WHEREAS, the execution and delivery of this resolution waiving the Tribe's immunity subject to the terms contained herein is a condition precedent to the transfer of the Gaming Property to the Tribe;

NOW, THEREFORE, BE IT RESOLVED,

      1. That the capitalized terms used herein and not defined herein shall have the meanings given them in the Declaration.

      2. That the Tribe waives its immunity as follows:

      A. The Tribe expressly waives its sovereign immunity for the purpose of permitting or compelling arbitration as provided in Article 6 of the
         Declaration, and to be sued in any court of competent jurisdiction by

                                       1

         any Owner for the purpose of compelling arbitration or enforcing any arbitration award or judgment arising out of the Declaration, provided that this waiver of immunity applies only during such time that the
         Gaming Property is not subject to a lease.

      B. The waiver of immunity from suit in this resolution is specifically limited to the following actions and judicial remedies:

            1. DAMAGES. The enforcement of an award of money damages by arbitration; provided that the Arbitrator(s) and/or the court shall have no authority or jurisdiction to order execution against any assets or revenues of the Tribe and may execute only as to the Tribe against undistributed or future net revenues of the Gaming
            Enterprise. In no instance shall any enforcement of any kind whatsoever be allowed against any assets of the Tribe other than the limited assets specified in this Paragraph.

            2. CONSENTS AND APPROVALS. The enforcement of a determination by the
            Arbitrator(s) that the Tribe's consent or approval has been unreasonably withheld contrary to the terms of the Declaration.

            3. INJUNCTIVE RELIEF AND SPECIFIC PERFORMANCE. The enforcement of a determination by the Abitrator(s) that prohibits the Authority Tribe from taking any action that would prevent the Owner of the Track
            Property from exercising its rights pursuant to the Declaration, or that requires the Tribe to specifically perform any obligation under the Declaration (other than an obligation to pay money which is provided for in paragraph 1 above), provided that the Arbitrator(s)
            and/or the court may not require the Tribe to take or modify any governmental legislative decision or governmental legislative action, and may not prohibit the Tribe from taking any governmental legislative decision or governmental legislative action.

            4. ACTION TO COMPEL ARBITRATION. An action to compel arbitration pursuant to Article 6 of the Declaration.

      C. LIMITATION OF LIABILITY.

      Neither the Tribe nor any officer, office-holder, employee, agent, representative or member of the Tribe or the Authority, as such, shall have any personal liability for obligations of the Tribe under the Declaration or for any claim based on, in respect of, or by reason of, the Declaration.

      3. That this resolution is enacted for the benefit of the Owner of the
Catskill Property.

      4. That this resolution may not be rescinded or repealed as long as the
Tribe owns the Casino Property, and the Declaration is in effect.

                                       2

                                  CERTIFICATION

         The foregoing resolution was enacted by the Saint Regis Mohawk Tribal
Council on the ____ day of __________, 2006, by vote of __-__.

-----------------------     -----------------------     -----------------------
James W. Ransom             Lorraine White              Barbara Lazore
Tribal Chief                Tribal Chief                Tribal Chief

                                       3

                                   SCHEDULE 1
                               Seller's Deliveries

1.    Warranty Deed.

2.    Certification of Representations and Warranties.

3.    Property Transfer Forms.

4.    Title Insurance Commitment.

                                       1

                                   SCHEDULE 2

                             Purchaser's Deliveries

1.    Certification of Representations and Warranties.

2.    Opinion Letter of Hobbs, Straus, Dean & Walker, LLP.

3.    Property Transfer Forms.

4.    Resolution

5.    Certificate from Management Board certifying Resolution

6.    Management Agreement

7.    Development and Construction Agreement

                                       1